UNITES STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

NEPHROS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-32288	13-3971809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

380 Lackawanna Place, South Orange, New Jersey 07079

(Address of principal executive offices, including ZIP code)

(201) 343-5202

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	NEPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2021, Nephros., Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (the “Stockholders”) approved a 549,284 share increase in the number of shares authorized under the Company’s 2015 Equity Incentive Plan (the “2015 Plan”).

A description of the material terms of the 2015 Plan is set forth in the Company’s definitive proxy statement relating to the Annual Meeting filed with the Securities and Exchange Commission on April 7, 2021.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting:

1.	Stockholders elected to the Company’s Board of Directors two nominees, Arthur H. Amron and Oliver Spandow, to each serve a three-year term expiring in 2024;

2.	Stockholders ratified the appointment of Moody, Famiglietti & Andronico, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.	Stockholders approved a 549,284 share increase in the number of shares authorized under the 2015 Plan; and

4.	Stockholders approved the compensation of the Company’s named executive officers on an advisory (non-binding) basis.

The voting results for each such matter were as follows:

1.	Election of Directors:

Nominee:	For:	Withheld:	Broker Non-Votes:

Arthur H. Amron	4,784,808	50,110	3,611,136

Oliver Spandow	4,803,010	31,908	3,611,136

2.	Ratification of the appointment of Moody, Famiglietti & Andronico, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For:	Against:	Abstain:	Broker Non-Votes

8,243,117	11,448	191,489	0

3.	Approval of 549,284 share increase in the number of shares authorized under the 2015 Plan:

For:	Against:	Abstain:	Broker Non-Votes

4,697,713	126,434	10,771	3,611,136

4.	Approval of the compensation of the Company’s named executive officers on an advisory (non-binding) basis:

For:	Against:	Abstain:	Broker Non-Votes

4,558,091	111,965	164,862	3,611,136

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

Dated: May 20, 2021	By:	/s/ Andrew Astor
Andrew Astor
Chief Executive Officer